Exhibit 10.5
                                                       Exhibit  10.5


________________________________________________________________________________






                           LIQUIDATING TRUST AGREEMENT


                          Dated as of December 31, 2002


                                  by and among



  AFG Investment Trust B, a trust formed under the laws of the State of Delaware
                             ("Investment Trust B")

                                   as Grantor

                                       by

              AFG ASIT Corporation, not in its individual capacity
                  but solely as the Managing Trustee of Grantor

                                       and



                            WILMINGTON TRUST COMPANY,

      not in its individual capacity but solely as the Liquidating Trustee



                             Dated December 31, 2002






_
__

                                TABLE OF CONTENTS
ARTICLE  I:  NAME  AND  DEFINITIONS                                       2
1.1     Name                                                              2
1.2     Certain  Terms  Defined                                           2
ARTICLE  II:  NATURE  OF  TRANSFER                                        4
2.1     Purpose  of  Liquidating  Trust                                   4
2.2     Prohibited  Activities                                            5
2.3     No  Reversion  to  Investment  Trust  B                           5
2.4     Payment  of  Liabilities                                          5
2.5     Bill  of  Sale,  Assignment,  Acceptance  and  Assumption  Agreement;
Instruments  of  Further  Assurance                                       5
2.6     Incidents  of  Ownership                                          6
2.7     Notice  to  Unlocated  Holders  of  Investment  Trust  B  Units   6
ARTICLE  III:  BENEFICIARIES                                              6
3.1     Beneficial  Interests                                             6
3.2     Rights  of  Beneficiaries                                         7
3.3     No  Transfer  of  Interests  of  Beneficiaries                    7
3.4     Trustee  as  Beneficiary                                          8
ARTICLE  IV:  DURATION  AND  TERMINATION  OF  LIQUIDATING  TRUST          8
4.1     Duration                                                          8
4.2     Other  Obligations  of  the  Liquidating Trustee upon Termination 8
ARTICLE  V:  ADMINISTRATION  OF  LIQUIDATING  TRUST  ASSETS               8
5.1     Sale  of  Liquidating  Trust  Assets                              8
5.2     Transactions  with  Related  Persons                              9
                                                 -
5.3     Payment  of  Claims,  Expenses  and  Liabilities                  9
5.4     Interim  Distributions                                            9
5.5     Final  Distribution                                               9
5.6     Reports  to  Beneficiaries  and  Others                          10
5.7     Federal  Income  Tax  Information                                10

5.8     Employment  of  Manager                                          11
ARTICLE  VI:  POWERS  OF  AND  LIMITATIONS  ON  THE LIQUIDATING TRUSTEES 11
6.1     Limitations  on  Liquidating  Trustee                            11
6.2     Specific  Powers  of  the  Liquidating  Trustee                  12
ARTICLE  VII:  CONCERNING THE LIQUIDATING TRUSTEES, BENEFICIARIES, EMPLOYEES AND
AGENTS                                                                   15
7.1     Generally                                                        15
7.2     Reliance  by  Liquidating  Trustee                               15
7.3     Limitation  on  Liability  to  Third  Persons                    16
7.4     Recitals                                                         17
7.5     Indemnification                                                  17
7.6 Rights of Liquidating Trustees, Employees, Independent Contractors and Agents to Own Liquidating Trust Units or Other Property and to Engage in Other
Business                                                                 18
7.7     Contribution  Back                                               18
ARTICLE VIII: PROTECTION OF PERSONS DEALING WITH THE LIQUIDATING TRUSTEE 19
8.1     Action  by  Liquidating  Trustee                                 19
8.2     Reliance  on  Statements  by  the  Liquidating  Trustee          19
ARTICLE  IX:  COMPENSATION  OF  LIQUIDATING  TRUSTEE                     19
9.1     Amount  of  Compensation                                         19
9.2     Dates  of  Payment                                               19
9.3     Expenses                                                         19
ARTICLE  X:  THE  LIQUIDATING  TRUSTEE AND SUCCESSOR LIQUIDATING TRUSTEE 19
10.1     Number  and  Qualification  of  Liquidating  Trustees           19
10.2     Resignation  and  Removal                                       20
10.3     Appointment  of  Successor                                      20
10.4     Acceptance  of  Appointment  by  Successor  Liquidating Trustee 21
10.5     Bonds                                                           21
ARTICLE  XI:  CONCERNING  THE  BENEFICIARIES                             21
11.1     Evidence  of  Action  by  Beneficiaries                         21
11.2     Limitation  on  Suits  by  Beneficiaries                        22
11.3     Requirement  of  Undertaking                                    22
ARTICLE  XII:  MEETING  OF  BENEFICIARIES                                22
12.1     Purpose  of  Meetings                                           22
12.2     Meeting  Called  by  Liquidating  Trustee                       22
12.3     Meeting  Called  on  Request  of  Beneficiaries                 22
12.4     Persons  Entitled  to  Vote  at  Meeting  of  Beneficiaries     23
12.5     Quorum                                                          23
12.6     Adjournment  of  Meeting                                        23
12.7     Conduct  of  Meetings                                           23
12.8     Record  of  Meeting                                             23
ARTICLE  XIII:  AMENDMENTS                                               23
13.1     Consent  of  Beneficiaries                                      23
13.2     Notice  and  Effect  of  Amendment                              24
13.3     Liquidating  Trustee's  Declining  to  Execute  Documents       24
ARTICLE  XIV:  MISCELLANEOUS  PROVISIONS                                 24
14.1     Filing  Documents                                               24
14.2     Intention  of  Parties  to  Establish  Liquidating  Trust       24
14.3     Beneficiaries  Have  No  Rights  or Privileges as Holders of Investment
Trust  B  Units                                                          24
14.4     Laws  as  to  Construction                                      25
14.5     Severability                                                    25
14.6     Notices                                                         25

14.7     Counterparts                                                    26

26


                           LIQUIDATING TRUST AGREEMENT


     This LIQUIDATING TRUST AGREEMENT (this "Agreement"), dated as of December 31, 2002 (the "Effective Date"), by and among AFG ASIT Corporation, not in its individual capacity but solely as Managing Trustee (the "Managing Trustee") of AFG Investment Trust B, a trust formed under the laws of the State of Delaware (the "Investment Trust B") , under a certain Second Amended and Restated Declaration of Trust dated as of July 15, 1997, as the same has been amended thereafter from time to time (the "Trust Agreement") and WILMINGTON TRUST COMPANY, a Delaware banking corporation as Liquidating Trustee (the "Liquidating Trustee").

     WHEREAS, pursuant to Section 1.6 the Trust Agreement shall continue in full force and effect until December 31, 2003, except that Investment Trust B shall be dissolved, its affairs wound up and its assets liquidated prior to December 31, 2003 upon the sale or other disposition of all or substantially all of the Assets of Investment Trust B, unless the Managing Trustee elects to continue Investment Trust B business for the purpose of the receipt and collection of any consideration to be received in exchange for Assets (which activities shall be deemed to be a part of such sale or other disposition and the winding up of the affairs of Investment Trust B); and WHEREAS, the Trust Agreement provides that the Managing Trustee shall use its best efforts to sell all of the Assets of Investment Trust B not later than the end of the tenth year following Investment Trust B's Final Closing, provided that market conditions existing at the time permit sale of the Assets on terms deemed reasonable by the Managing Trustee; and WHEREAS, pursuant to the Trust Agreement, the Managing Trustee shall have full power and authority on behalf on Investment Trust B to sell, exchange or otherwise dispose of the Assets on terms the Managing Trustee deems to be in the best interests of Investment Trust B; and WHEREAS, the Managing Trustee has determined that it is necessary and advisable and in the best interest of Investment Trust B to sell or otherwise dispose of all or substantially all of its Assets; and WHEREAS, the Beneficiaries of Investment Trust B have agreed by the written consent of the Class A and Class B Interests to liquidate and dissolve Investment Trust B in accordance with the terms hereof; and WHEREAS, upon the consummation of such sale or other disposition of all or substantially all of the Assets of Investment Trust B, the Managing Trustee shall dissolve Investment Trust B and wind up the business of Investment Trust B in accordance with the Trust Agreement, pursuant to the Plan of Complete Dissolution and Liquidation (the "Plan"), entered into as of December 31, 2002 by AFG ASIT Corporation, not in its individual capacity but solely as Managing Trustee and Wilmington Trust Company, not in its individual capacity but solely as Delaware Trustee of the Trust B and in conformity with the laws of the State of Delaware; and
     WHEREAS, all cash including the Cash Reserves and all right, title and interest in and to all other assets of Investment Trust B that could not be sold for cash prior to its dissolution (the "Retained Assets") shall be placed in a separate liquidating trust, identified individually as "AFG Investment Trust B, Liquidating Trust," for the benefit of the Beneficiaries (as hereinafter defined), with WILMINGTON TRUST COMPANY an independent, nationally-recognized financial institution as its trustee; and

     WHEREAS, the Managing Trustee, on behalf of Investment Trust B, wishes to engage WILMINGTON TRUST COMPANY as the trustee of the AFG Investment Trust B Liquidating Trust (referred to hereafter as the "Liquidating Trust"), and WILMINGTON TRUST COMPANY wishes to accept such engagement, each on the terms set forth in and in accordance with this Agreement;

     WHEREAS, capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Trust Agreement.

     NOW, THEREFORE, for good and valuable consideration, Investment Trust B hereby agrees to grant, release, assign, convey and deliver unto the Liquidating Trustee for the benefit of the Beneficiaries (as hereinafter defined), all of the right, title and interest of Investment Trust B in and to the Retained Assets for the uses and purposes stated herein on the Effective Date, subject to the terms and provisions set out below, and the Liquidating Trustee hereby agrees to accept such Retained Assets and such Liquidating Trust, subject to the following terms and provisions:

                                    ARTICLE I
               NAME AND DEFINITIONSARTICLE I NAME AND DEFINITIONS

     1.1     Name1.1       This  Liquidating  Trust  shall  be known as the
             ----
"AFG  Investment  Trust  B  Liquidating  Trust".

     1.2     Certain  Terms  Defined  For  all
             -----------------------
purposes  of  this  instrument,  unless  the  context  otherwise  requires:

     (a) "AFFILIATED PERSON" shall mean a Person (i) who in his individual capacity is a director, trustee, officer, partner or employee of the Manager or of a Person who controls, is controlled by or is under common control with the Manager or (ii) who controls, is controlled by or is under common control with the Manager.

     (b) "AGREEMENT" shall mean this instrument as originally executed or as it may from time to time be amended pursuant to the terms hereof.

(c) "BENEFICIAL INTEREST" shall mean each Beneficiary's proportionate share of the Liquidating Trust Assets in the Liquidating Trust determined by the ratio of the number of Investment Trust B Units held by the Initial Beneficiary on the close of business on the Record Date in Investment Trust B over the total number of Investment Trust B Units existing on such Record Date in Investment Trust B and thereafter each Beneficiary's proportional beneficial interest in Investment Trust B's Liquidating Trust represented by Trust Units.

(d) "BENEFICIARIES" shall mean the holders from time to time on or after the Record Date, including the Initial Beneficiaries and the Subsequent Beneficiaries.

(e) "INITIAL BENEFICIARIES" shall mean the initial holders of Liquidating Trust Units.

(f) " INVESTMENT TRUST B" shall mean the trust formed under the laws of the State of Delaware, under a certain Second Amended and Restated Declaration of Trust dated as of July 15, 1997, as the same has been amended thereafter from time to time maintained by the Managing Trustee identified as the "AFG Investment Trust B Liquidating Trust"; also referred to herein as the "Trust."

(g) "INVESTMENT TRUST B UNITS" shall mean the units in Investment Trust B held by each of the Beneficiaries as of the Record Date.

(h) "LIQUIDATING TRUST" shall mean the liquidating trust created by this Agreement maintained by the Liquidating Trustee holding Investment Trust B Assets of Investment Trust B, identified as the "AFG Investment Trust B Liquidating Trust";

(i) "MANAGER" shall mean such Person or Persons who have been employed by, or who have contracted with, the Liquidating Trustee to assist in the management of the Liquidating Trust.

     (j) "PERSON" shall mean an individual, a corporation, a partnership, an association, a joint stock company, a limited liability company, a trust, a joint venture, any unincorporated organization, or a government or political subdivision thereof.

(k) "RECORD DATE" shall mean the date selected by the Grantors for determination of the holders of Investment Trust B Units entitled to become Beneficiaries.

     (l) "LIQUIDATING TRUST ASSETS" shall mean all the property held from time to time by the Liquidating Trustee under this Agreement, which initially shall consist of the Retained Assets of Investment Trust B granted, assigned and conveyed to the Liquidating Trustee by Investment Trust B, the Cash Reserves, and, in addition, shall thereafter include all proceeds and other receipts of, from, or attributable to any assets, causes of actions or claims held by the Liquidating Trust.

(m) "LIQUIDATING TRUST UNITS" shall mean those equal, undivided portions into which the Beneficial Interests in the Partnership's Liquidating Trust Assets are divided, as evidenced on the books and records of the Liquidating Trust.

     (n) "LIQUIDATING TRUSTEE" shall mean the original Liquidating Trustee under this Agreement and its successor(s), if any.

     (o) "SUBSEQUENT BENEFICIARIES" shall mean Beneficiaries as reflected on the books and records of the Liquidating Trust from time to time after the Effective Date, other than the Initial Beneficiaries.

                                   ARTICLE II
                 NATURE OF TRANSFERARTICLE II NATURE OF TRANSFER

     2.1     Purpose  of  Liquidating  Trust
             -------------------------------

     (a) It is expected that Investment Trust B shall liquidate and dissolve prior to fully winding up its affairs, including, but not limited to, the sale of its remaining assets, the collection of any receivables and the payment of any unsatisfied debts, claims, liabilities, commitments, suits and other obligations, whether contingent or fixed or otherwise (the "Liabilities"), except for such Liabilities for which Investment Trust B has previously reserved by the retention of the Cash Reserves as described in the recitals hereto. The Liquidating Trust hereby is organized for the sole purpose of winding up the affairs of Investment Trust B as promptly as reasonably possible and with no objective to continue or engage in the conduct of a trade or business.

     (b) Investment Trust B's Cash Reserves and Retained Assets to be granted, assigned and conveyed to the Liquidating Trustee as of the Effective Date will be held in the Liquidating Trust, and the Liquidating Trustee will:
(i) further liquidate the Liquidating Trust Assets as it deems to be necessary to carry out the purpose of the Liquidating Trust B and facilitate distribution of the Liquidating Trust Assets; (ii) protect, conserve and manage Investment Trust B Liquidating Trust Assets in accordance with the terms and conditions hereof; (iii) take such actions as may be necessary to carry out the intent of the proposals approved by the written consent of the unit holders of Investment Trust B solicited pursuant to a Solicitation Statement dated as of November 25, 2002 (the "Solicitation Statement"); and (iv) distribute the Liquidating Trust Assets in accordance with the terms and conditions hereof.

     (c) It is intended that the granting, assignment and conveyance of the Cash Reserves and the Retained Assets by Investment Trust B to the Liquidating Trustee pursuant hereto shall be treated for federal and state income tax purposes as if Investment Trust B made such distributions directly to the holders of Investment Trust B Units. It is further intended that for federal, state and local income tax purposes the Liquidating Trust shall be treated as a liquidating trust under Treasury Regulation Section 301.7701-4(d) and any analogous provision of state or local law, and the Beneficiaries shall be treated as the owners of their respective share of the Liquidating Trust pursuant to Sections 671 through 679 of the Code and any analogous provision of state or local law and shall be taxed on their respective share of the Liquidating Trust's taxable income (including both ordinary income and capital gains) pursuant to Section 671 of the Code and any analogous provision of state or local law. The Liquidating Trustee shall file all tax returns required to be filed with any governmental agency consistent with this position, including, but not limited to, any returns required of grantor trusts pursuant to Section 1.671-4(a) of the Income Tax Regulations. Investment Trust B agrees that the Transfer Agent acting on its behalf may prepare and file applicable K-1's respecting the Beneficiaries' Investment Trust B income. To the extent that the Liquidating Trustee becomes liable for the payment of taxes, including withholding taxes, in respect of income derived from the investment of funds held hereunder or any payment made hereunder (collectively, the "Taxes"), the Liquidating Trustee may pay such Taxes. The Liquidating Trustee may withhold from any payment of the Liquidating Trust Assets such amount as the Liquidating Trustee estimates to be sufficient to provide for the payment of such Taxes not yet paid, and may use the sum withheld for that purpose. The Liquidating Trustee shall be indemnified and held harmless against any liability for Taxes and for any penalties or interest in respect of Taxes on such investment income or payments in the manner provided herein.

Prohibited  Activities
The
liquidating Trust shall not continue or engage in the conduct of any trade or business, and the Liquidating Trustee is expressly prohibited from, and shall have no power or authority to, continue or engage in the conduct of any trade or business on behalf of the Liquidating Trust or the Beneficiaries, and all of the terms and conditions hereof shall be construed accordingly.

     2.3     No  Reversion  to  Investment  Trust
             ---------------------------------------
In no event shall any part of the Liquidating Trust Assets revert to or be distributed to Investment Trust B.

Payment  of  Liabilities
To  the
extent  that  there  are  available  Liquidating Trust Assets in the Liquidating
Trust, the Liquidating Trust hereby agrees to assume all Liabilities of Investment Trust B on the Effective Date. Should any Liability be asserted against the Liquidating Trust Bs the transferee of the Liquidating Trust Assets or as a result of the assumption made in this paragraph, the Liquidating Trustee may use such part of Liquidating Trust Assets as may be necessary in contesting any such Liability or in payment thereof. In no event shall the Liquidating Trustee, Beneficiaries or employees or agents of the Liquidating Trust be personally liable, nor shall resort be had to the private property of such Persons or to any other Liquidating Trust Assets, in the event the Liquidating Trust Assets are not sufficient to satisfy the Liabilities asserted against or payable out of such available Liquidating Trust Assets in the Liquidating Trust.

     2.5     Bill  of  Sale,  Assignment,  Acceptance  and Assumption Agreement;
             -------------------------------------------------------------------
Instruments of Further Assurance
    ----------------------------
On the Effective Date,
Investment Trust B and the Liquidating Trust shall execute a Bill of Sale, Assignment, Acceptance and Assumption Agreement conveying the Retained Assets, Cash Reserves and Liabilities to the Liquidating Trust, a form of which is attached as Exhibit A hereto. After the dissolution of Investment Trust B, such
            ------- -
Persons as shall have the right and power to so act, will, upon reasonable request of the Liquidating Trustee, execute, acknowledge, and deliver such further instruments and do such further acts as may be necessary or proper to carry out effectively the purposes of this Agreement, to confirm or effectuate the transfer to the Liquidating Trustee of any property intended to be covered hereby, and to vest in the Liquidating Trustee, their successors and assigns, the estate, powers, instruments or funds in trust hereunder.

     2.6     Incidents  of Ownership  The holders
             -----------------------
of Investment Trust B Units as of the Record Date shall be the Initial Beneficiaries of the Liquidating Trust Bs holders of Trust Units in Investment Trust B's Trust, and the Liquidating Trustee shall retain only such incidents of legal ownership as are necessary to undertake the actions and transactions authorized herein.

     2.7     Notice  to  Unlocated  Holders  of  Investment  Trust  B  Units
             ---------------------------------------------------------------
If the Liquidating Trust
holds Liquidating Trust Assets for unlocated holders of any Investment Trust B Units, due notice shall be given to such holders of Investment Trust B Units in accordance with Delaware law.

                                   ARTICLE III
                     BENEFICIARIESARTICLE III BENEFICIARIES

3.1     Beneficial  Interests
        ---------------------

     (a) The Beneficial Interest of each Initial Beneficiary hereof shall be determined by Investment Trust B in accordance with a certified copy of Investment Trust B's list of Investment Trust B Unit holders as of the Record Date (the "List"). The Managing Trustee of Investment Trust B will deliver the certified copy of the List to the Liquidating Trustee within a reasonable time after the Record Date specifying the Beneficial Interests of each Initial Beneficiary in Investment Trust B. For ease of administration, the List shall express the Beneficial Interest of each Initial Beneficiary in terms of units and it is intended that each unit shall represent one Liquidating Trust Unit in Investment Trust B's Trust.

     (b) In the case of Investment Trust B Unit holders, customary institutional book-entry or other records or any other evidence of ownership satisfactory to the Liquidating Trustee will be deemed to evidence the Beneficial Interest in the Liquidating Trust of each such Beneficiary.

     (c) If any conflicting claims or demands are made or asserted with respect to the ownership of any Liquidating Trust Units, or if there should be any disagreement between the transferees, assignees, heirs, representatives or legatees succeeding to all or part of the interest of any Beneficiary resulting in adverse claims or demands being made in connection with such Liquidating Trust Units, then, in any of such events, the Liquidating Trustee shall be entitled, at its sole election, to refuse to comply with any such conflicting claims or demands. In so refusing, the Liquidating Trustee may elect to make no payment or distribution with respect to such Liquidating Trust Units, or to make such payment to a court of competent jurisdiction or an escrow agent, and in so doing the Liquidating Trustee shall not be or become liable to any of such parties for their failure or refusal to comply with any of such conflicting claims or demands, nor shall the Liquidating Trustee be liable for interest on any funds which it may so withhold. The Liquidating Trustee shall be entitled to refrain and refuse to act until either (i) the rights of the adverse claimants have been adjudicated by a final judgment of a court of competent jurisdiction, (ii) all differences have been adjusted by valid written agreement between all of such parties, and the Liquidating Trustee shall have been furnished with an executed counterpart of such agreement, or (iii) there is furnished to the Liquidating Trustee a surety bond or other security satisfactory to the Liquidating Trustee, as it shall deem appropriate, to fully indemnify it as between all conflicting claims or demands.

     3.2     Rights  of  Beneficiaries  Each
             -------------------------
Beneficiary shall be entitled to participate in the rights and benefits due to a Beneficiary hereunder according to his Beneficial Interest. Each Beneficiary shall take and hold the same subject to all the terms and provisions of this Agreement. The interest of the Beneficiary hereby is declared and shall be in all respects personal property and upon the death of an individual Beneficiary, his Beneficial Interest shall pass as personal property to his legal representative and such death shall in no way terminate or affect the validity of this Agreement, provided that the Liquidating Trustee shall not be required to evidence a book entry transfer of a deceased Beneficiary's Beneficial Interest to his legal representative until the Liquidating Trustee shall have received Letters Testamentary or Letters of Administration and written notice of the death of the deceased Beneficiary. A Beneficiary shall have no title to, right to, possession of, management of, or control of, Investment Trust B's Liquidating Trust Assets except as herein expressly provided. No widower, widow, heir, or devisee of any person who may be a Beneficiary shall have any right of dower, homestead, or inheritance, or of partition, or of any other right, statutory or otherwise, in any property forming a part of Liquidating Trust Assets but the whole title to Investment Trust B's Liquidating Trust Assets shall be vested in the Liquidating Trustee and the sole interest of the applicable Beneficiaries shall be the rights and benefits given to such Persons under this Agreement.

     3.3     No  Transfer  of  Interests  of Beneficiaries
             ---------------------------------------------
The Beneficial Interest of a Beneficiary may not be transferred by any Beneficiary in person or by a duly authorized agent or attorney, or by the properly appointed legal representatives of the Beneficiary, nor may a Beneficiary have authority or power to sell, assign, transfer, encumber, or in any other manner dispose of his Beneficial Interest; provided, however, that the Beneficial Interest shall be assignable or transferable by will, intestate succession, or operation of law and, further provided, that the executor or administrator of the estate of a Beneficiary may mortgage, pledge, grant a security interest in, hypothecate or otherwise encumber, the Beneficial Interest held by the estate of such Beneficiary if necessary in order to borrow money to pay estate, succession or inheritance taxes or the expenses of administering the estate of the Beneficiary, upon written notice to and upon written consent of the Liquidating Trustee.

     Except as may be otherwise required by law, the Beneficial Interests of the Beneficiaries hereunder shall not be subject to attachment, execution, sequestration or any order of a court, nor shall such interests be subject to the contracts, debts, obligations, engagements or liabilities of any Beneficiary, but the interest of a Beneficiary shall be paid by the Liquidating Trustee to the Beneficiary free and clear of all assignments, attachments, anticipations, levies, executions, decrees and sequestrations and shall become the property of the Beneficiary only when actually received by such Beneficiary.

     3.4     Trustee  as  Beneficiary  The
             ------------------------
Liquidating Trustee, either individually or in a representative or fiduciary capacity, may be a Beneficiary to the same extent as if it were not a Liquidating Trustee hereunder and shall have all the rights of a Beneficiary, including, without limitation, the right to vote and to receive distributions, to the same extent as if it was not the Liquidating Trustee hereunder.

                                   ARTICLE IV
DURATION AND TERMINATION OF LIQUIDATING TRUSTARTICLE IVDURATION AND TERMINATION
                                    OF TRUST

     4.1     Duration  The  existence of this Liquidating Trust
             --------
shall terminate upon the earliest of (i) a termination required by the applicable laws of the State of Delaware, (ii) the termination due to the distribution of all Liquidating Trust Assets as provided in Section 5.5, or
(iii) December 31, 2003; provided, however, that the Liquidating Trustee, in its discretion, may extend the existence of this Liquidating Trust to such later date as it may designate, if it determines that an extension is reasonably necessary to pay or make provision for then known liabilities, actual or contingent.

     4.2     Other  Obligations  of  the Liquidating Trustee upon Termination
             ----------------------------------------------------------------
Upon distribution of all the
Liquidating Trust Assets, the Liquidating Trustee shall provide for the retention of all necessary books, records, lists of holders of Liquidating Trust Units in the Liquidating Trust, certificates and files that shall have been delivered to or created by the Liquidating Trustee for a period of ten (10) years thereafter, at the Liquidating Trustee's discretion, all of such records and documents may be destroyed. Except as otherwise specifically provided herein, upon the distribution of all Liquidating Trust Assets in the Liquidating Trust, the Liquidating Trustee shall have no further duties or obligations hereunder.


                                    ARTICLE V
    ADMINISTRATION OF LIQUIDATING TRUST ASSETSARTICLE VADMINISTRATION OF TRUST
                                     ASSETS

     5.1     Sale  of Liquidating Trust Assets  The
             ---------------------------------
Liquidating Trustee is hereby authorized and directed, at such times as it may deem appropriate, to transfer, assign, or otherwise dispose of all or any part of the Liquidating Trust Assets in the Liquidating Trust Bs it deems appropriate at public auction or at private sale for cash, securities or other property, or upon credit (either secured or unsecured as the Liquidating Trustee shall determine).

     5.2  Transactions  with  Related  Persons
          ------------------------------------
Notwithstanding any other provisions of this Agreement, except as expressly provided herein and in the proposals approved by written consent of the unit holders of Investment Trust B pursuant to the Solicitation Statement, the Liquidating Trustee shall not knowingly, directly or indirectly, sell or otherwise transfer all or any part of any Liquidating Trust Assets to, or contract with, (i) itself or any other Liquidating Trustee or an employee or agent (acting in its or their individual capacities) of this Liquidating Trust, or (ii) any Person of which any Liquidating Trustee, employee or agent of this Liquidating Trust is an affiliate by reason of being a trustee, director, officer, partner or direct or indirect beneficial owner of 5% or more of the outstanding capital stock, shares or other equity interest of such Persons.

     5.3     Payment  of  Claims,  Expenses  and  Liabilities
             ------------------------------------------------
Provided the Liquidating Trustee has been advised in writing respecting such claims, expenses, charges, liabilities and obligations, the Liquidating Trustee shall pay from the Liquidating Trust Assets in the Liquidating Trust B all claims, expenses, charges, liabilities, and obligations of the Liquidating Trust Assets in the Liquidating Trust B and all Liabilities relating to the Liquidating Trust Assets held in the Liquidating Trust B and obligations which the Liquidating Trustee specifically assumes and agrees to pay pursuant to this Agreement and such transferee liabilities which the Liquidating Trustee may be obligated to pay as transferees of the Liquidating Trust Assets in the Liquidating Trust, including among the foregoing, and without limiting the generality of the foregoing, interest, penalties, taxes, assessments, and public charges of every kind and nature and the costs, charges, and expenses connected with or growing out of the execution or administration of this Liquidating Trust B and such other payments and disbursements as are provided in this Agreement or which may be determined to be a proper charge against the Liquidating Trust Assets in the Liquidating Trust by the Liquidating Trustee.

     5.4     Interim  Distributions  At such times
             ----------------------
as may be determined by it in its sole discretion, the Liquidating Trustee shall distribute, or cause to be distributed, to the Beneficiaries, in proportion to the number of Liquidating Trust Units held by each Beneficiary relating to the Liquidating Trust, such cash or other property comprising a portion of the Liquidating Trust Assets in the Liquidating Trust Bs the Liquidating Trustee may in its sole discretion determine may be distributed without detriment to the conservation and protection of the Liquidating Trust Assets in the Liquidating Trust.

     5.5     Final  Distribution  If the Liquidating
             -------------------
Trustee determines that the Liabilities and all other claims, expenses, charges, liabilities and obligations of the Liquidating Trust have been paid or discharged, or if the existence of the Liquidating Trust shall terminate pursuant to Section 4.1, the Liquidating Trustees shall, as expeditiously as is consistent with the conservation and protection of the Liquidating Trust Assets, distribute the Liquidating Trust Assets in the Liquidating Trust to the Beneficiaries in proportion to the number of Liquidating Trust Units held by each Beneficiary in the Liquidating Trust based on the list submitted to the Liquidating Trustee by the Managing Trustee of Investment Trust B pursuant to
Section 3.1 above, as such list may be amended. The Liquidating Trustee shall hold in the Liquidating Trust B and thereafter make disposition of all liquidating distributions and other payments due any Beneficiaries who have not been located, in accordance with Delaware law, subject to applicable state laws regarding escheat and abandoned property. It is understood that the Liquidating Trustee and the Beneficiary's bank in any funds transfer may rely solely upon any account numbers or similar identifying number provided by the parties hereto to identify (i) the Beneficiary, (ii) the Beneficiary's bank, or (iii) and intermediary bank. The Liquidating Trustee may apply any of the Liquidating Trust Assets for any payment order it executes using any such identifying number, even where its use may result in a person other than the Beneficiary being paid, or the transfer of funds to a bank other than the Beneficiary's bank, or an intermediary bank designated.

5.6     Reports  to Beneficiaries and Others
        ------------------------------------
As soon as practicable after the end of each taxable year of the Liquidating Trust B and after termination of the Liquidating Trust, the Liquidating Trustee shall submit a written report and account to the Beneficiaries showing (i) the assets and liabilities of the Liquidating Trust Bt the end of such taxable year or upon termination and the receipts and disbursements of the Liquidating Trustee for such taxable year or period, certified by an independent certified public accountant, (ii) any changes in the Liquidating Trust Assets in the Liquidating Trust which they have not previously reported, and (iii) any action taken by the Liquidating Trustee in the performance of its duties under this Agreement which it has not previously reported and which, in its opinion, materially affects the Liquidating Trust Assets. The Liquidating Trustee may submit similar reports for such interim periods during the taxable year as it deems advisable or as may be required by the Securities and Exchange Commission. The taxable year of the Liquidating Trust shall end on December 31 of each year unless the Liquidating Trustee deems it advisable to establish some other date as the date on which the taxable year of the Liquidating Trust shall end.

     5.7     Federal  Income  Tax  Information
             ---------------------------------
As soon as practicable after the close of each taxable year, the Liquidating Trustee shall direct the Transfer Agent to mail to each Person who was a Beneficiary at the close of the year, a statement showing on a Liquidating Trust Unit basis in the Liquidating Trust the dates and amounts of all distributions made by the Liquidating Trustee, if any, income earned on assets held by the Liquidating Trust, if any, such other information as is reasonably available to the Liquidating Trustee which the Liquidating Trustee determines may be helpful in determining the amount of gross income and expenses attributable to the Liquidating Trust that such Beneficiary should include in such Person's federal income tax return for the preceding year and any other information as may be required to be furnished under the tax laws. In addition, after receipt of a written request in good faith, or in its discretion without such request or if required by applicable law, the Transfer Agent (or if it cannot, the Liquidating Trustee) shall furnish to any Person who has been a Beneficiary at any time during the preceding year a statement containing such further information as is reasonably available to the Transfer Agent or Liquidating Trustee, respectively, which shall be helpful in determining the amount of taxable income which such Person should include in such Person's federal income tax return.

     5.8     Employment  of  Manager
             -----------------------

     (a) The Liquidating Trustee shall be responsible for the general policies of the Liquidating Trust B and for the general supervision of the activities of the Liquidating Trust conducted by all agents, employees, advisors or managers of the Liquidating Trust. However, the Liquidating Trustee is not and shall not be required personally to conduct the activities of the Liquidating Trust, and consistent with its ultimate responsibility as stated above, the Liquidating Trustee shall have the power to appoint, employ or contract with any Person or Persons (including any corporation, partnership, or trust in which one or more of them may be directors, officers, shareholders, partners or trustees) as the Liquidating Trustee may deem necessary or proper for the transaction of the activities of the Liquidating Trust, including, but not limited to, Equis Financial Group and its affiliates. The Liquidating Trustee may therefore employ or contract with such Person or Persons (herein referred to as the "Manager") and may grant or delegate such authority to the Manager as the Liquidating Trustee may in its sole discretion deem necessary or desirable to carry out the purpose of the Liquidating Trust without regard to whether such authority is normally granted or delegated by trustees.

     The Liquidating Trustee shall have the power to determine the terms and compensation of the Manager or any other Person whom they may employ or with whom they may contract. The Liquidating Trustee may exercise broad discretion in allowing the Manager to administer and regulate the operations of the Liquidating Trust, to act as agent for the Liquidating Trust, to execute documents on behalf of the Liquidating Trustee, and to make executive decisions which conform to general policies and general principles previously established by the Liquidating Trustee.

     (b) The Manager or other Persons shall not be required to administer the Liquidating Trust Bs its sole and exclusive function and may have other business interests and may engage in other activities similar or in addition to those relating to the Liquidating Trust, including the rendering of advice or services of any kind to investors or any other Persons and the management of other investments.

                                   ARTICLE VI
   POWERS OF AND LIMITATIONS ON THE LIQUIDATING TRUSTEESARTICLE VIPOWERS OF AND
                           LIMITATIONS ON THE TRUSTEES

     6.1     Limitations  on  Liquidating Trustee
             ------------------------------------
Except as contemplated by this Agreement, the Liquidating Trustee shall not at any time, on behalf of the Liquidating Trust or Beneficiaries, enter into or engage in any trade or business, and no part of any Liquidating Trust Assets shall be used or disposed of by the Liquidating Trustee in furtherance of any trade or business. Except as the Liquidating Trustee reasonably believes is consistent with and in furtherance of its obligations under this Agreement, the Liquidating Trustee shall be restricted to the holding, collection and sale of the Liquidating Trust Assets and the payment and distribution thereof for the purposes set forth in this Agreement and to the conservation and protection of the Liquidating Trust Assets and the administration thereof in accordance with the provisions of this Agreement. In no event shall the Liquidating Trustee receive any property, make any distribution, satisfy or discharge any claims, expenses, charges, Liabilities and obligations or otherwise take any action which is inconsistent with a complete liquidation of Investment Trust Bs within the meaning of the Internal Revenue Code of 1986, as amended, Treasury Regulations promulgated thereunder, and rulings, decisions and determinations of the Internal Revenue Service and courts of competent jurisdiction, or take any action which would jeopardize the status of the Liquidating Trust Bs a "liquidating trust" for federal income tax purposes within the meaning of Treasury Regulation Section 301.7701-4(d). This limitation shall apply regardless of whether the conduct of any such trade or business is deemed by the Liquidating Trustee to be necessary or proper for the conservation and protection of the Liquidating Trust Assets. The Liquidating Trustee shall not invest any of the cash held as Liquidating Trust Assets, except that the Liquidating Trustee may invest in (i) direct obligations of the United States of America or obligations of any agency or instrumentality thereof which mature not later than one year from the date of acquisition thereof; (ii) money market deposit accounts, checking accounts, savings accounts, or certificates of deposit, commercial paper rated not less than A1P1, or other time deposit accounts which mature not later than one year from the date of acquisition thereof which are issued by a commercial bank, brokerage firm or savings institution organized under the laws of the United States of America or any state thereof including, the Wilmington Fund, an AAA rated money market fund managed by Rodney Square, and an affiliate of the Liquidating Trustee,; or (iii) other temporary investments not inconsistent with the Liquidating Trust's status as a liquidating trust for tax purposes (collectively, "Permitted Investments"). It is hereby acknowledged that the Liquidating Trustee shall not be required to maximize the investment return on the Liquidating Trust Assets during the term of this Liquidating Trust Agreement. The Liquidating Trustee shall be and hereby is relieved of all liability with respect to the purchasing, holding or selling of Permitted Investments in accordance with the terms hereof. The Liquidating Trustee is not responsible for any losses to the Liquidating Trust which may occur, including, without limitation, by reason of bank failure or the amount of the Liquidating Trust exceeding the Federal Deposit Insurance Corporation limits.

     6.2     Specific  Powers  of the Liquidating Trustee
             --------------------------------------------
  Subject  to  the  provisions  of Section 6.1, the Liquidating
Trustee shall have the following specific powers in addition to any powers conferred upon them by any other Section or provision of this Agreement or any statutory laws of the State of Delaware; provided, however, that the enumeration of the following powers shall not be considered in any way to limit or control the power of the Liquidating Trustee to act as specifically authorized by any other Section or provision of this Agreement and to act in such a manner as the Liquidating Trustee may deem necessary or appropriate to conserve and protect any Liquidating Trust Assets or to confer on the Beneficiaries the benefits intended to be conferred upon them by this Agreement:

     (a) To determine the nature and amount of the consideration to be received with respect to the sale or other disposition of, or the grant of interests in, any Liquidating Trust Assets.

     (b) To collect, liquidate or otherwise convert into cash, or such other property as they deem appropriate, all property, assets and rights in any Liquidating Trust Assets, and to pay, discharge and satisfy all other claims, expenses, charges, Liabilities, and obligations existing with respect to any Liquidating Trust Assets, the Liquidating Trust or the Liquidating Trustee.

     (c) To elect, appoint, engage, retain or employ any Persons as agents, representatives, employees, or independent contractors (including without limitation real estate advisors, investment advisors, accountants, transfer agents, custodians, attorneys-at-law, managers, appraisers, brokers, or otherwise) in one or more capacities, and to pay compensation from the Liquidating Trust Assets for services in as many capacities as such Person may be so elected, appointed, engaged, retained or employed, to prescribe the titles, powers and duties, terms of service and other terms and conditions of the election, appointment, engagement, retention or employment of such Persons and, except as prohibited by law, to delegate any of the powers and duties of the Liquidating Trustee to any one or more Liquidating Trustees, agents, representatives, employers, independent contractors or other Persons.

     (d) To retain and set aside such funds out of the Liquidating Trust Bs the Liquidating Trustee shall deem necessary or expedient to pay, or provide for the payment of (i) unpaid claims, expenses, charges, Liabilities, and obligations of the Liquidating Trust or the Investment Trust, except to the extent that liabilities for which Investment Trust B has previously reserved Cash Reserves are satisfied with funds from said Cash Reserves; (ii) contingencies; and (iii) the expenses of administering the Liquidating Trust Assets.

(e) To do and perform any and all acts necessary or appropriate for the conservation and protection of the Liquidating Trust Assets, including acts or things necessary or appropriate to maintain Liquidating Trust Assets held by the Liquidating Trustee pending sale or other disposition thereof or distribution thereof to the Beneficiaries.

(f) To hold legal title to property of the Liquidating Trust in the name of the Liquidating Trust, or in the name of the Liquidating Trustee, or of any other Person, without disclosure of the interest of the Liquidating Trust therein.

(g) To cause any investments of any part of the Liquidating Trust Assets to be registered and held in the name of any one or more of their names or in the names of a nominee or nominees without increase or decrease of liability with respect thereto.

(h) To institute or defend actions or declaratory judgments or other actions and to take such other action, in the name of the Liquidating Trust or the Partnership or as otherwise required, as the Liquidating Trustee may deem necessary or desirable to enforce any instruments, contracts, agreements, causes of action, claims or rights relating to or forming a part of the Liquidating Trust Assets.

(i) To determine conclusively from time to time the value of and to revalue the securities and other property of the Liquidating Trust, in accordance with independent appraisals or other information as they deem necessary or appropriate.

(j) To cancel, terminate, or amend any instruments, contracts, agreements, obligations or causes of action relating to or forming a part of any Liquidating Trust Assets, and to execute new instruments, contracts, agreements, obligations or causes of action notwithstanding that the terms of any such instruments, contracts, agreements, obligations or causes of action may extend beyond the terms of this Liquidating Trust, provided that no such new instrument, contract, agreement, obligation or cause of action shall permit the Liquidating Trustee to engage in any activity prohibited by Section 6.1.

(k) To vote by proxy or otherwise on behalf of the Beneficiaries and with full power of substitution all shares of stock and all securities held by the Liquidating Trustee hereunder and to exercise every power, election, discretion, option and subscription right and give every notice, make every demand, and to do every act or thing in respect to any shares of stock or any securities held by the Liquidating Trustee which the Liquidating Trustee might or could do if they were the absolute owners thereof.

(l) To undertake or join in any merger, plan of reorganization, consolidation, liquidation, dissolution, readjustment or other transaction of any corporation, any of whose shares of stock or other securities, obligations, or properties may at any time constitute a part of any Liquidating Trust Assets, and to accept the substituted shares of stock, bonds, securities, obligations and properties and to hold the same in trust in accordance with the provisions hereof.

(m) In connection with the sale or other disposition or distribution of any securities held by the Liquidating Trustee, to comply with the applicable federal and state securities laws, and to enter into agreements relating to sale or other disposition or distribution thereof.

(n) To authorize transactions between corporations or other entities whose securities, or other interests therein (either in the nature of debt or equity) are held by the Liquidating Trustee as part of any Liquidating Trust Assets.

(o)     To  terminate  and dissolve any entities owned by the Liquidating Trust.

(p) To have a judicial settlement of their account of the Liquidating Trust Bt any time to the extent they determine necessary or advisable.

(q) To perform any act authorized, permitted, or required under any instrument, contract, agreement, right, obligation or cause of action relating to or forming a part of any Liquidating Trust Assets whether in the nature of an approval, consent, demand or notice thereunder or otherwise, unless such act would require the consent of the Beneficiaries in accordance with the express provisions of this Agreement.

                                   ARTICLE VII
                      CONCERNING THE LIQUIDATING TRUSTEES,
      BENEFICIARIES, EMPLOYEES AND AGENTSARTICLE VIICONCERNING THE TRUSTEES,
                       BENEFICIARIES, EMPLOYEES AND AGENTS

     7.1     Generally  The  Liquidating  Trustee  accepts and
             ---------
undertakes to discharge the Liquidating Trust created by this Agreement, upon the terms and conditions thereof on behalf of the Beneficiaries. The Liquidating Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in its exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs. No provision of this Agreement shall be construed to relieve the Liquidating Trustee from liability for its own willful misconduct, knowingly and intentionally committed in bad faith, except that:

     (a) No successor Liquidating Trustee shall be in any way responsible for the acts or omissions of the Liquidating Trustee in office prior to the date on which he or it becomes a Liquidating Trustee.

(b) The Liquidating Trustee shall not be liable for the performance of such duties and obligations as are specifically set forth in this Agreement except for its bad faith or willful misconduct, and no implied covenants or obligations shall be read into this Agreement against the Liquidating Trustee.

(c) The Liquidating Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Liquidating Trustee and conforming to the requirements of this Agreement.

     (d) The Liquidating Trustee shall not be liable for any act which the Liquidating Trustee may do or omit to do hereunder, or for any mistake of fact or law, or for any error of judgment, or for the misconduct of any employee, agent, representative or attorney appointed by it, or for anything that it may do or refrain from doing in connection with this Liquidating Trust Agreement while acting in good faith; unless caused by or arising from gross negligence, willful misconduct, fraud or any other breach of fiduciary duty of the Liquidating Trustee or any of its employees, agents, representatives or attorneys.
     (e) The duties and obligations of the Liquidating Trustee shall be limited to and determined solely by the express provisions of this Liquidating Trust Agreement and no implied duties or obligations shall be read into this Liquidating Trust Agreement against the Liquidating Trustee. The Liquidating Trustee is not bound by and is under no duty to inquire into the terms or validity of any other agreements or documents, including, but not limited to the Settlement Agreement and any agreements which may be related to, referred to in or deposited with the Liquidating Trustee in connection with this Liquidating Trust Agreement.

     7.2     Reliance by Liquidating Trustee  Except
             -------------------------------
as  otherwise  provided  in  Section  7.1:

     (a) The Liquidating Trustee may rely and shall be protected in acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties.

     (b) The Liquidating Trustee may consult with legal counsel, auditors or other experts to be selected by it, including firms with which the Liquidating Trustee may be an affiliate, and the advice or opinion of such counsel, accountants, auditors or other experts shall be full and complete protection to the Liquidating Trustee, the employees and the agents of the Liquidating Trustee in respect of any action taken or omitted or suffered by them in good faith and in reliance on, or in accordance with, such advice or opinion.

     (c) Persons dealing with the Liquidating Trustee shall look only to the Liquidating Trust Assets in the Liquidating Trust to satisfy any liability relating to the Liquidating Trust Assets in the Liquidating Trust incurred by the Liquidating Trustee to such Person in carrying out the terms of this Liquidating Trust, and the Liquidating Trustee shall have no obligation to satisfy any such liability. If for any purposes hereunder such liability is properly allocated to two or more Investment Trusts or Liquidating Trusts, then such liability shall be satisfied from the Liquidating Trust Assets of the relevant Liquidating Trust Bs directed by the General Partners of the predecessor Investment Trusts in a manner consistent with the allocation practices prior to the Investment Trusts' liquidations.

     (d) As far as practicable and except as expressly permitted above, the Liquidating Trustee shall cause any written instrument creating an obligation of the Liquidating Trust to include a reference to this Agreement and to provide that neither the Beneficiaries, the Liquidating Trustee nor their agents shall be liable thereunder and that the other parties to such instrument shall look solely to the Liquidating Trust Assets held in the Liquidating Trust for the payment of any claim thereunder or the performance thereof; provided, however, that the omission of such provision from any such instrument shall not render the Beneficiaries, the Liquidating Trustee, or their agents liable nor shall the Liquidating Trustee be liable to anyone for such omission.

     7.3     Limitation  on  Liability  to  Third  Persons
             ---------------------------------------------
  No Beneficiary shall be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person in connection with the Liquidating Trust Assets or the affairs of this Liquidating Trust; and neither the Liquidating Trustee nor any employee or agent of this Liquidating Trust shall be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person in connection with any Liquidating Trust Assets or the affairs of this Liquidating Trust, except for such Person's own willful misconduct, knowingly and intentionally committed in bad faith; and all such other Persons shall look solely to any Liquidating Trust Assets held in such Person's Liquidating Trust for satisfaction of claims of any nature arising in connection with the affairs of this Liquidating Trust. The Liquidating Trustee shall, at all times, maintain insurance for the protection of all Liquidating Trust Assets, its Beneficiaries, the Liquidating Trustee and its employees and agents in such amount as the Liquidating Trustee shall deem adequate to cover all foreseeable liability to the extent available at reasonable rates.

     7.4     Recitals  Any  written  instrument  creating  an
             --------
obligation of this Liquidating Trust shall be conclusively taken to have been executed or done by the Liquidating Trustee, or the employee or agent of this Liquidating Trust only in its capacity as Liquidating Trustee under this Agreement or in his capacity as employee or agent of the Liquidating Trust.

     7.5     Indemnification  Each  of  the  Liquidating
             ---------------
Trustee and each of its employees and agents (each an "Indemnified Person" and collectively, the "Indemnified Persons") shall be indemnified out of all Liquidating Trust Assets against all liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and all costs and expenses, including, but not limited to, reasonable counsel fees and disbursements paid or incurred in investigating or defending against any such claim, demand, action, suit or proceeding by the Indemnified Persons in connection with the defense or disposition of any action, suit or other proceeding by the Liquidating Trust or any other Person, whether civil or criminal, in which the Indemnified Person may be involved or with which the Indemnified Person may be threatened while in office or thereafter, by reason of its or his being or having been such a Liquidating Trustee, employee or agent; provided, however, that the Indemnified Person shall not be entitled to such indemnification in respect of any matter as to which the Indemnified Person shall have been adjudicated to have acted in bad faith or with willful misfeasance or in reckless disregard of the Indemnified Person's duties. The Liquidating Trustee may make advance payments in connection with indemnification under this Section, provided that the Indemnified Person shall have given a written undertaking to repay any amount advanced to the Indemnified Person and to reimburse the Liquidating Trust in the event it is subsequently determined in a final adjudication by a court of law that the Indemnified Person is not entitled to such indemnification. The Liquidating Trustee may purchase such insurance as it believes, in the exercise of its discretion, adequately insures that each Indemnified Person shall be indemnified against any such loss, liability or damage pursuant to this Section. The rights accruing to any Indemnified Person by reason of the foregoing shall not be deemed to exclude any other right to which he may legally be entitled nor shall anything else contained herein restrict the right of the Liquidating Trustee to indemnify or reimburse such Indemnified Person in any proper case even though not specifically provided for herein, nor shall anything contained herein restrict the right of any such Indemnified Person to contribution under applicable law. As security for the timely and full payment and satisfaction of all of the present and future obligations of the parties to the Liquidating Trustee under this Agreement, including without limitation the indemnity obligations hereunder, whether joint or several, the Liquidating Trust (and by accepting distributions hereunder, each Beneficiary) hereby grants to the Liquidating Trustee a continuing security interest in and to any and all of the Liquidating Trust Assets, whether now existing or hereafter acquired or created, together with the products and proceeds thereof, all payments and other distributions with respect thereto, and any and all investments, renewals, substitutions, modifications and extensions of any and all of the foregoing. The Liquidating Trustee shall have all of the rights and remedies of a secured party under the Uniform Commercial Code. In addition, in the event the Liquidating Trustee has not received any payment, indemnity, reimbursement or other amount due it under this Agreement, then, notwithstanding any other term or provision of this Agreement, the Liquidating Trustee may in its discretion set off and apply any of the Liquidating Trust Assets as is required to pay and satisfy those obligations. Promptly after the receipt by the Liquidating Trustee of notice of any demand or claim or the commencement of any action, suit or proceeding, the Liquidating Trustee shall, if a claim in respect thereof is to be made against any of the other parties hereto, notify such other parties thereof in writing; but the failure by the Liquidating Trustee to give such notice shall not relieve any party from any liability which such party may have to the Liquidating Trustee hereunder. Notwithstanding any obligation to make payments and deliveries hereunder, the Liquidating Trustee may retain and hold for such time as it reasonably deems necessary such amount of the Liquidating Trust Assets as it shall from time to time in its sole discretion reasonably deem sufficient to indemnify itself for any such loss or expense and for any amounts due it hereunder. Except as required by law or as expressly provided herein, the Liquidating Trustee shall be under no duty to institute any suit, or to take any remedial procedures under this Liquidating Trust Agreement, or to enter any appearance or in any way defend any suit in which it may be made a defendant hereunder until it shall be indemnified as provided above, except as expressly set forth herein.

     7.6     Rights  of Liquidating Trustees, Employees, Independent Contractors
             -------------------------------------------------------------------
and  Agents  to  Own  Liquidating Trust Units or Other Property and to Engage in
--------------------------------------------------------------------------------
Other Business
--------------

Any Liquidating Trustee, employee, independent contractor or agent may own, hold and dispose of Liquidating Trust Units for its or his individual account, and may exercise all rights thereof and thereunder to the same extent and in the same manner as if he were not a Liquidating Trustee, employee, independent contractor or agent. Any Liquidating Trustee, employee, independent contractor or agent may, in his personal capacity or in a capacity of trustee, officer, director, shareholder, partner, member, advisor, employee of any Person or otherwise, have business interests and holdings similar to or in addition to those relating to the Liquidating Trust. Subject to the provisions of Article V hereof, any Liquidating Trustee, employee, independent contractor or agent of the Liquidating Trust may be a trustee, officer, director, shareholder, partner, member, advisor, employee or independent contractor of, or otherwise have a direct or indirect interest in, any Person who may be engaged to render advice or services to the Liquidating Trust, and may receive compensation from such Person as well as compensation as Trustee, employee, independent contractor or agent or otherwise hereunder so long as such interest is disclosed to the Liquidating Trustee. None of these activities in and of themselves shall be deemed to conflict with his duties as Trustee, employee, independent contractor or agent.

     7.7     Contribution  Back  In  the  event  any
             ------------------
amount of Liquidating Trust Assets released to a party under this Liquidating Trust Agreement is invalidated, declared to be fraudulent or preferential or must otherwise be restored or returned by the Liquidating Trustee in connection with the insolvency, bankruptcy or reorganization of such party, whether by order of or settlement before any court or other authority or otherwise, such party shall contribute back to the Liquidating Trustee an amount such that such party will be affected by that invalidation, declaration, restoration or return ratably in proportion to the distributions it received under this Agreement, together with any related assignment, release or other instrument or document the Liquidating Trustee may request to restore the status quo ante.

                                  ARTICLE VIII
PROTECTION OF PERSONS DEALING WITH THE LIQUIDATING TRUSTEEARTICLE VIIIPROTECTION
                       OF PERSONS DEALING WITH THE TRUSTEE

     8.1     Action by Liquidating Trustee All action
             -----------------------------
required or permitted to be taken by the Liquidating Trustee, in its capacity as Trustee, shall be taken by a written vote, resolution, or other writing signed by the Liquidating Trustee, or if there is more than one Liquidating Trustee then serving, signed by a majority of them.

     8.2     Reliance  on  Statements by the Liquidating Trustee
             ---------------------------------------------------
Any Person dealing with the Liquidating Trustee shall be fully protected in relying upon the Liquidating Trustee's certificate or instrument signed by the Liquidating Trustee that it has authority to take any action under this Liquidating Trust.

                                   ARTICLE IX
      COMPENSATION OF LIQUIDATING TRUSTEEARTICLE IXCOMPENSATION OF TRUSTEE

     9.1     Amount  of  Compensation  The
             ------------------------
compensation of Wilmington Trust Company in its capacity as the initial Liquidating Trustee shall be in accordance with the terms specified on Schedule
                                                                        --------
A hereto or upon such other terms and conditions as may be agreed upon by the Liquidating Trustee and the Beneficiaries holding Liquidating Trust Units representing at least a majority of the aggregate Beneficial Interests in all of the Liquidating Trust B accounts. Schedule A shall apply only to the initial
                                      -------- -
Liquidating Trustee and, in the event a successor to the initial Liquidating Trustee shall serve, such schedule shall be deleted from this Agreement and neither such deletion nor the substitution of a counterpart schedule applicable to the successor Liquidating Trustee shall constitute an amendment of this Agreement

     9.2     Dates of Payment The compensation payable
             ----------------
to the Liquidating Trustee pursuant to the provisions of Section 9.1 shall be in accordance with Schedule A or, if Schedule A is no longer in force, at such
                  --------  -          -------- -
other  times  as  the  Liquidating  Trustee  may  determine.

     9.3     Expenses  The  Liquidating  Trustee  shall  be
             --------
reimbursed from the Liquidating Trust Assets for all expenses reasonably incurred by it in the performance of its duties in accordance with this Agreement including the reasonable compensation and out-of-pocket expenses of attorneys, accountants, appraisers, consultants and other persons retained by the Liquidating Trustee or the Manager in negotiating or pursuant to the terms of this Agreement.

                                    ARTICLE X
   THE LIQUIDATING TRUSTEE AND SUCCESSOR LIQUIDATING TRUSTEEARTICLE XTHE TRUSTEE
                              AND SUCCESSOR TRUSTEE

     10.1     Number  and  Qualification  of Liquidating Trustees
              ---------------------------------------------------
Subject to the provisions of Section 10.3 relating to the period pending the appointment of a successor Liquidating Trustee, there shall be one Liquidating Trustee of this Liquidating Trust, which shall be a citizen and resident of or a corporation which is incorporated under the laws of a state of the United States and, if a corporation, it shall be authorized to act as a corporate fiduciary under the laws of the State of Delaware. The number of Liquidating Trustees may be increased or decreased from time to time by the Liquidating Trustee. There shall at all times be a Liquidating Trustee hereunder which shall be a bank or trust company organized and doing business under the laws of the United States, or of any State of the United States, which at the time of its appointment shall have total capital and surplus of at least $50,000,000 and shall be authorized under such laws to exercise corporate trust powers and be subject to supervision or examination by federal or state authority

     If any corporate Liquidating Trustee shall ever change its name, or shall reorganize or reincorporate, or shall merge with or into or consolidate with any other bank or trust company, such corporate Liquidating Trustee shall be deemed to be a continuing entity and shall continue to act as a Liquidating Trustee hereunder with the same liabilities, duties, powers, titles, discretions and privileges as are herein specified for a Liquidating Trustee.

     10.2     Resignation  and  Removal  Any
              ------------------------
Liquidating Trustee may resign and be discharged from the Liquidating Trust hereby created by giving written notice thereof to any remaining Liquidating Trustee or Liquidating Trustees or by giving written notice to the Beneficiaries holding Liquidating Trust Units representing an aggregate of at least a majority of the total Beneficial Interests in all of the Liquidating Trust B accounts and the Grantor. Such resignation shall become effective on the day specified in such notice or upon the appointment of such Liquidating Trustee's successor and such successor's acceptance of such appointment, whichever is earlier. Any Liquidating Trustee may be removed at any time, with or without cause, by Beneficiaries having an aggregate Beneficial Interest of at least a majority of the total Beneficial Interests in the Liquidating Trust. All obligations of the Liquidating Trustee hereunder shall cease and terminate on the effective date of its resignation and its sole responsibility thereafter shall be to hold the Liquidating Trust Assets for a period of thirty (30) calendar days following the effective date of resignation, at which time, if a successor Liquidating Trustee shall have been appointed and have accepted such appointment in a writing to the Beneficiaries, then upon written notice thereof given by a representative of the Beneficiaries to the resigning Liquidating Trustee, the resigning Liquidating Trustee shall deliver the Liquidating Trust Assets to the successor Liquidating Trustee. If a successor Liquidating Trustee shall not have been appointed within a thirty (30) day period from the predecessor Liquidating
Trustee's  resignation,  for  any  reason  whatsoever, the resigning Liquidating
Trustee shall deliver the Liquidating Trust Assets to a court of competent jurisdiction in the county in which the Liquidating Trust Assets are there being held and give written notice of the same to the parties hereto.
     The resigning Liquidating Trustee shall be entitled to payment of any unpaid fees (which shall be pro-rated as of the effective date of the resignation) and expenses and to reimbursement by the Beneficiaries for any expenses incurred in connection with the transfer of the Liquidating Trust Assets pursuant to and in accordance with the provisions of this section.

     10.3     Appointment of Successor  Should
              ------------------------
at any time a Liquidating Trustee resign or be removed, die, become mentally incompetent or incapable of action (as determined by the Beneficiaries holding Liquidating Trust Units representing an aggregate of at least a majority of the total Beneficial Interests in the Liquidating Trust), or be adjudged a bankrupt or insolvent, unless any remaining Liquidating Trustees shall decrease the number of Liquidating Trustees of the Liquidating Trust pursuant to Section 10.1 hereof, a vacancy shall be deemed to exist and a successor shall be appointed by any remaining Liquidating Trustees. If such a vacancy is not filled by any remaining Liquidating Trustees within ninety (90) days, the remaining Liquidating Trustees must notify the Beneficiaries of their inability to fill such vacancy, and the Beneficiaries may, pursuant to Article XII hereof, call a meeting to appoint a successor Liquidating Trustee by Beneficiaries holding Liquidating Trust Units representing an aggregate of at least a majority of the total Beneficial Interests in the Liquidating Trust. Pending the appointment of a successor Liquidating Trustee, the remaining Liquidating Trustee or Liquidating Trustees then serving may take any action in the manner set forth in
Section  8.1.

     10.4     Acceptance  of  Appointment  by  Successor Liquidating Trustee
              --------------------------------------------------------------
Any  successor Liquidating
Trustee appointed hereunder shall execute an instrument accepting such appointment hereunder and shall deliver one counterpart thereof to each of the other Liquidating Trustees and, in case of a resignation, to the retiring Liquidating Trustee. Thereupon such successor Liquidating Trustee shall, without any further act, become vested with all the estates, properties, rights, powers, trusts and duties of his or its predecessor in the Liquidating Trust hereunder with like effect as if originally named therein; but the retiring Liquidating Trustee shall nevertheless, when requested in writing by the successor Liquidating Trustee or by the remaining Liquidating Trustees, execute and deliver an instrument or instruments conveying and transferring to such successor Liquidating Trustee upon the trust herein expressed, all the estates, properties, rights, powers and trusts of such retiring Liquidating Trustee, and shall duly assign, transfer and deliver to such successor Liquidating Trustee all property and money held by him hereunder.

     10.5     Bonds  No  bond  shall  be required of the original
              -----
Liquidating  Trustee  hereunder,  and no bond shall be required of any successor
Liquidating Trustee hereunder. If a bond is required by law, no surety or security with respect to such bond shall be required unless required by law.

                                   ARTICLE XI
       CONCERNING THE BENEFICIARIESARTICLE XICONCERNING THE BENEFICIARIES

     11.1     Evidence  of Action by Beneficiaries
              ------------------------------------
  Whenever in this Agreement it is provided that the Beneficiaries may take any action (including the making of any demand or request, the giving of any notice, consent, or waiver, the removal of a Liquidating Trustee, the appointment of a successor Liquidating Trustee, or the taking of any other action), the fact that at the time of taking any such action such Beneficiaries have joined therein may be evidenced (i) by any instrument or any number of instruments of similar tenor executed by Beneficiaries in person or by agent or attorney appointed in writing, or (ii) by the record of the Beneficiaries voting in favor thereof at any meeting of Beneficiaries duly called and held in accordance with the provisions of Article XII.

     11.2     Limitation  on  Suits by Beneficiaries
              --------------------------------------
No Beneficiary shall have any right by virtue of any provision of this Agreement to institute any action or proceeding at law or in equity against any party other than the Liquidating Trustees upon or under or with respect to any Liquidating Trust Assets or the agreements relating to or forming part of any Liquidating Trust Assets, and the Beneficiaries do hereby waive any such right.

     11.3     Requirement  of  Undertaking
              ----------------------------
The Liquidating Trustee may request any court to require, and any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Agreement, or in any suit against the Liquidating Trustee for any action taken or omitted by it as Liquidating Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided, however, that the provisions of this Section shall not apply to any suit by the Liquidating Trustee.

                                   ARTICLE XII
          MEETING OF BENEFICIARIESARTICLE XII MEETING OF BENEFICIARIES

     12.1     Purpose of Meetings  A meeting of the
              -------------------
Beneficiaries may be called at any time and from time to time pursuant to the provisions of this Article for the purposes of taking any action which the terms of this Agreement permit a Beneficiary having a specified aggregate Beneficial Interest to take either acting alone or with the Liquidating Trustees.

     12.2     Meeting  Called  by  Liquidating Trustee
              ----------------------------------------
  The Liquidating Trustee may at any time call a meeting of the Beneficiaries of the Liquidating Trust to be held at such time and at such place within the State of Delaware (or elsewhere if so determined by a majority of the Liquidating Trustees) as the Liquidating Trustee shall determine. Written notice of every meeting of the Beneficiaries shall be given by the Liquidating Trustee (except as provided in Section 12.3), which written notice will set forth the time and place of such meeting and in general terms the action proposed to be taken at such meeting, and shall be mailed not more than sixty
(60) nor less than ten (10) days before such meeting is to be held to all of the Beneficiaries of record not more than sixty (60) days before the date of such meeting. The notice shall be directed to the Beneficiaries at their respective addresses as they appear in the records of the Liquidating Trust.

     12.3     Meeting  Called on Request of Beneficiaries
              -------------------------------------------
  Within thirty (30) days after written request to the Liquidating Trustee by Beneficiaries holding Liquidating Trust Units representing at least a majority of the aggregate Beneficial Interests in the Liquidating Trust to call a meeting of all of the Beneficiaries of the Liquidating Trust, which written request shall specify in reasonable detail the action proposed to be taken, the Liquidating Trustee shall proceed under the provisions of Section 12.2 to call a meeting of the Beneficiaries, and if the Liquidating Trustee fails to call such meeting within such thirty (30) day period then such meeting may be called by Beneficiaries holding Liquidating Trust Units representing at least a majority of the aggregate Beneficial Interests in the Liquidating Trust.

     12.4     Persons  Entitled  to  Vote  at  Meeting  of  Beneficiaries
              ----------------------------------------------------------
2.  Each Beneficiary shall
be entitled to vote at a meeting of the Beneficiaries of the Liquidating Trust either in person or by his proxy duly authorized in writing. The vote of each Beneficiary shall be weighted based on the number of Liquidating Trust Units in the Liquidating Trust held by each Beneficiary determined pursuant to the list described in Section 3.1, as such list is amended hereby. The signature of the Beneficiary on such written authorization need not be witnessed or notarized.

     12.5     Quorum  At  any  meeting  of  Beneficiaries  of  a
              ------
Liquidating Trust B account, the presence of Beneficiaries holding Liquidating Trust Units representing at least a majority of the aggregate Beneficial Interests in the Liquidating Trust sufficient to take action on any matter for the transaction of which such meeting was called shall be necessary to constitute a quorum; but if less than a quorum be present, Beneficiaries having aggregate Beneficial Interests of more than 50% of the total Beneficial
Interests in the Liquidating Trust of all Beneficiaries represented at the meeting may adjourn such meeting with the same effect and for all intents and purposes as though a quorum had been present.

     12.6     Adjournment of Meeting Subject to
              ----------------------
Section 12.5 hereof, any meeting of Beneficiaries of the Liquidating Trust may be adjourned from time to time and a meeting may be held at such adjourned time and place without further notice.

     12.7     Conduct  of Meetings The Liquidating
              --------------------
Trustee shall appoint the Chairman and the Secretary of the meeting. The vote upon any resolution submitted to any meeting of Beneficiaries shall be by written ballot. An Inspector of Votes, appointed by the Chairman of the meeting, shall count all votes cast at the meeting for or against any resolution and shall make and file with the Secretary of the meeting their verified written report.

     12.8     Record  of  Meeting A  record of the
              -------------------
proceedings of each meeting of Beneficiaries of the Liquidating Trust shall be prepared by the Secretary of the meeting. The record shall be signed and verified by the Secretary of the meeting and shall be delivered to the Liquidating Trustee to be preserved by it. Any record so signed and verified shall be conclusive evidence of all the matters therein stated.

                                  ARTICLE XIII
                        AMENDMENTSARTICLE XIIIAMENDMENTS

     13.1     Consent of Beneficiaries  At the
              ------------------------
direction or with the consent of Beneficiaries holding Liquidating Trust Units representing at least a majority of the aggregate Beneficial Interests in the Liquidating Trust, or such greater percentage as shall be specified in this Agreement for the taking of an action by the Beneficiaries under the affected provision of this Agreement, the Liquidating Trustee shall promptly make and execute a declaration amending this Agreement for the purpose of adding any material provisions to or changing in any material manner or eliminating any of the material provisions of this Agreement or amendments thereto as they apply to the Liquidating Trust; provided, however, that no such amendment shall permit the Liquidating Trustee to engage in any activity prohibited by Section 6.1 hereof or affect the Beneficiaries' rights to receive their pro rata shares of the Liquidating Trust Assets in the Liquidating Trust Bt the time of distribution; provided further, however, that no consent of the Beneficiaries shall be required with respect to any amendment made solely for the purpose of facilitating the transferability by Beneficiaries of Liquidating Trust Units or to comply with applicable laws, including tax laws, so long as such amendment has been approved by the Liquidating Trustee.

     13.2     Notice  and  Effect  of  Amendment
              ----------------------------------
  Promptly after the execution by the Liquidating Trustee of any such declaration of amendment, the Liquidating Trustee shall give notice of the substance of such amendment to the Beneficiaries of the Liquidating Trust or, in lieu thereof, the Liquidating Trustee may send a copy of the amendment to each Beneficiary. Upon the execution of any such declaration of amendment by the Liquidating Trustee, this Agreement shall be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties, and immunities of the Liquidating Trustee and the Beneficiaries under this Agreement with respect to the Liquidating Trust shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modification and amendments, and all the terms and conditions of any such amendment shall be thereby deemed to be part of the terms and conditions of this Agreement for any and all purposes.

13.3     Liquidating  Trustee's Declining to Execute Documents
         -----------------------------------------------------
  If, in the reasonable opinion of the Liquidating Trustee, any document required to be executed pursuant to the terms of Section 13.2 hereof adversely affects any right, obligation, immunity or indemnity in favor of the Liquidating Trustee under this Agreement, the Liquidating Trustee may in its discretion decline to execute such document.

                                   ARTICLE XIV
          MISCELLANEOUS PROVISIONSARTICLE XIV MISCELLANEOUS PROVISIONS

     14.1     Filing  Documents  This Agreement shall
              -----------------
be filed or recorded in such office or offices as the Liquidating Trustee may determine to be necessary or desirable. A copy of this Agreement and all amendments thereof shall be maintained in the office of the Liquidating Trustee and shall be available at all times during regular business hours for inspection by any Beneficiary or his duly authorized representative. The Liquidating Trustee shall file or record any amendment of this Agreement in the same places where the original Agreement is filed or recorded. The Liquidating Trustee shall file or record any instrument which relates to any change in the office of the Liquidating Trustee in the same places where the original Agreement is filed or recorded.

     14.2     Intention  of  Parties  to  Establish  Liquidating  Trust
              ---------------------------------------------------------
  This Agreement is not intended to
create and shall not be interpreted as creating a corporation, association, partnership, or joint venture of any kind for purposes of federal income taxation or for any other purpose.

     14.3     Beneficiaries  Have  No  Rights  or  Privileges  as  Holders  of
              ----------------------------------------------------------------
Investment  Trust  B Units
         -----------------
  Except as expressly provided in this Agreement or under applicable law, the Beneficiaries shall have no rights or privileges attributable to their former status as holders of Investment Trust B Units.

     14.4     Laws  as  to  Construction  The
              --------------------------
Liquidating Trustee, and the Beneficiaries (by their acceptance of any distributions made to them pursuant to this Agreement), consent and agree that this Liquidating Trust Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without reference to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the state of New York and the United States District Court for any District within such state for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Liquidating Trust Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Liquidating Trust Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Each of the parties hereto agrees that a final judgment in any action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. All parties waive the right to a jury trial of all such disputes, claims and demands.
     14.5     Severability  In  the event any provision of
              ------------
this Agreement or the application thereof to any Person or circumstances shall be finally determined by a court of proper jurisdiction to be invalid or unenforceable to any extent, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each provision of this Agreement shall be valid and enforced to the fullest extent permitted by law.

     14.6     Notices Any notice or other communication by the
              -------
Liquidating Trustee to any Beneficiary shall be deemed to have been sufficiently given, for all purposes, if deposited, postage prepaid, in a post office or letter box addressed to such Person at his address as shown in the records of the Liquidating Trust.

     All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or sent by cable, telegram, telecopier or telex to the Liquidating Trustee at the following address or at such other addresses as shall be specified by the Liquidating
Trustee:

     If  to  the  Liquidating  Trustee:

     Wilmington  Trust  Company
Rodney  Square  North
1100  North  Market  Street
Wilmington,  DE  19890
Attention:  Corporate  Trust  Administration
     Facsimile:  (302)  636-4149

     with  a  copy  to:

     Putney,  Twombly,  Hall  &  Hirson  LLP
521  Fifth  Avenue
New  York,  New  York  10175
Attention:  William  M.  Pollak,  Esq.
     Facsimile:  (212)  682-9380

     14.7     Counterparts.14.7     Counterparts.  This  Agreement  may  be
              ------------
executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.



     [Remainder of page intentionally left blank.  Signature page follows.]

     IN WITNESS WHEREOF, the Managing Trustee of Investment Trust B has caused this Agreement to be executed an authorized officer, and the Liquidating Trustee hereunder has executed this Agreement, as Liquidating Trustee and not as an individual, this 31st day of December 2002.


AFG  Investment  Trust  B
By:     AFG  ASIT  Corporation,  Trustee

     By:  /s/  Gary  D.  Engle
          --------------------
          Gary  D.  Engle,  President



     LIQUIDATING  TRUSTEE:
WILMINGTON  TRUST  COMPANY


By:  /s/  James  J.  McGinley
     ------------------------
Name:  James  J.  McGinley
Title:  Authorized  Signer

                                        5
B651139.3

B651139.3
                                                                      SCHEDULE A
                                                                      ----------


                            WILMINGTON TRUST COMPANY

                                SCHEDULE OF FEES
                                    to act as
            TRUSTEE, REGISTRAR, TRANSFER AGENT AND DISTRIBUTION AGENT
                                LIQUIDATING TRUST

                                                                       EXHIBIT A
                                                                       ---------


                  FORM OF BILL OF SALE, ASSIGNMENT, ACCEPTANCE
                            AND ASSUMPTION AGREEMENT

     This BILL OF SALE, ASSIGNMENT, ACCEPTANCE AND ASSUMPTION AGREEMENT, made, executed and entered into as of December 31, 2002, by and among AFG ASIT Corporation, not in its individual capacity, but solely as Managing Trustee (the "Managing Trustee") of AFG Investment Trust B, a Delaware business trust (the "Assignor") and Wilmington Trust Company, a Delaware banking corporation,
       --------
not in its individual capacity, but solely as trustee (the "Trustee") of the AFG
                                                            -------
Investment  Trust  B  Liquidating  Trust  (the  "Liquidating  Trust").
                                                 ------------------

                                    RECITALS
                                    --------
     WHEREAS, the Trustee and the Assignor are parties to a Liquidating Trust Agreement dated as of the date hereof (the "Agreement"), pursuant to which the
                                              ---------
Assignor has created a Liquidating Trust and engaged the Trustee as trustee to administer the Liquidating Trust in furtherance of a Plan of Complete Liquidation and Dissolution, entered into by the Assignor, the Managing Trustee and certain other parties including the Trustee in its capacity as the Delaware Trustee of the Assignor on December 31, 2002 (the "Plan"); and
                                                            ----

     WHEREAS, the Agreement contemplates that the Assignor will place, as of the date hereof and in furtherance with the Plan, all of its undistributed assets, including but not limited to, cash, equipment and securities, along with certain cash reserves subject to disbursement for the Assignor's and the Liquidating Trust's contingent liabilities, into the Liquidating Trust established to receive said assets and reserves; and

     WHEREAS, the Trustee and the Assignor now desire to carry out the intent and purpose of the Agreement by the execution and delivery to the Trustee by the Assignor of this instrument evidencing the conveyance, assignment, transfer, sale and delivery to the Trustee of the Transferred Assets (as hereinafter defined) the acceptance by the Trustee of same and the assumption by the Trustee of the Assumed Obligations (as hereinafter defined);
NOW, THEREFORE, in consideration of the foregoing premises and for $10 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged:

     ASSIGNMENT
     ----------

     The Assignor does hereby convey, assign, transfer, sell and deliver unto the Trustee and its successors and assigns, forever, for the benefit of the Liquidating Trust, all of Assignor's right, title and interest in, to and under all of the assets of the Assignor as set forth and more fully described by category of asset and more fully enumerated by Assignor on Exhibit A, hereto,
                                                              ------- -
including,  without  limitation  any  accounts  receivable,  limited partnership interests, beneficial interests, rights in litigation, security interests, contract rights or agreements, rights to payment or distributions or similar rights that Assignor may possess in same (together, the "Transferred Assets").
                                                           ------------------

     ACCEPTANCE  AND  ASSUMPTION
     ---------------------------

     The Trustee, not individually but solely in its capacity as Trustee, accepts the foregoing conveyance, assignment, transfer and delivery of the Transferred Assets and agrees to assume all liabilities and obligations relating to the Transferred Assets to the extent specifically set forth in the Agreement (the "Assumed Obligations").
       --------------------

     TO HAVE AND TO HOLD the Transferred Assets and the Assumed Obligations unto the Trustee, its successors and assigns, FOREVER, for the benefit of the Liquidating Trust.

     The Assignor hereby constitutes and appoints the Trustee and its successors and assigns as its true and lawful attorney-in-fact in connection with the transactions contemplated by this instrument, with full power of substitution, in the name and stead of the Assignor but on behalf of and for the benefit of the Trustee and its successors and assigns, to demand and receive any and all of the assets, properties, rights and business hereby conveyed, assigned, and transferred or intended so to be, and to give receipt and releases for and in respect of the same and any part thereof, and from time to time to institute and prosecute, in the name of the Assignor or otherwise, for the benefit of the Liquidating Trust or its successors and assigns, proceedings at law, in equity, or otherwise, which the Trustee or its successors or assigns reasonably deem proper in order to collect or reduce to possession or endorse any portion of the Transferred Assets and to do all acts and things in relation to the assets which the Trustee or its successors or assigns reasonably deem desirable.

     This instrument shall be binding upon and shall inure to the benefit of the respective successors and assigns of the Assignor and the Trustee.

     This instrument shall be construed and enforced in accordance with the laws of the State of Delaware, without regard to conflict of law.

            [The remainder of this page is left intentionally blank.]

IN WITNESS WHEREOF, the undersigned have executed this Bill of Sale, Assignment, Acceptance and Assumption Agreement under seal on the date first above written.

ASSIGNOR:

AFG  INVESTMENT  TRUST  B
a  Delaware  business  trust
By:     AFG  ASIT  CORPORATION,  not  in  its  individual
capacity,  but  solely  as  its  Managing  Trustee

By:     ____________________________
Name:
Title:


By:     WILMINGTON  TRUST  COMPANY,  not  in  its  individual
capacity,  but  solely  as  its  Delaware  Trustee

By:     ____________________________
     Name:
     Title:



TRUSTEE:

WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Trustee of the AFG Investment Trust B Liquidating Trust

By:     ____________________________
     Name:
     Title:

                                    EXHIBIT A

                               TRANSFERRED ASSETS
                               ------------------

                         Described by Category of Asset
                         ------------------------------


I.     Cash  and  Cash  Equivalents
     $738,708.31  as  of  12/20/02

II.     Accounts  Receivable
     All  of  the  receivables  listed  on  the  schedule  attached hereto dated
12/19/02

III.     Interest  in  EFG  Kirkwood  LLC
     20% of the membership interests in EFG Kirkwood LLC, a Delaware limited liability company, held by Assignor

IV.     Interest  in  MILPI  Holdings,  LLC
     17% of the membership interests in MILPI Holdings, LLC, a Delaware limited liability company, held by Assignor

V.     Interest  in  EFG  Palisades  LLC
20% of the membership interests in EFG Palisades LLC, a Delaware limited liability company, held by Assignor

VI.     Beneficial  Interests  in  Trusts
All of the beneficial interests held by Assignor in the common law trusts on the schedule attached hereto dated 12/19/02, such beneficial interest being all the beneficial interest in such trusts except as noted.

VII.     Equipment
     All  of the equipment listed on the schedule attached hereto dated 12/19/02

The amounts or schedules referenced in I, II and VIII above will be updated and replaced by schedules dated 12/31/02 once all transactions occurring on or prior to such date are scheduled by the Assignor.